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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 30, 2003

                            ATRIX LABORATORIES, INC.
               --------------------------------------------------
               (Exact name of Registrant as Specified in Charter)

           Delaware                       0-18231                 84-1043826
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       (State or Other             (Commission File No.)       (IRS Employer
Jurisdiction of Incorporation)                               Identification No.)

                2579 Midpoint Drive, Fort Collins, Colorado 80525
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               (Address of Principal Executive Offices) (Zip Code)

                                 (970) 482-5868
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              (Registrant's Telephone Number, Including Area Code)

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Item 12. Results of Operations and Financial Condition.

         On July 30, 2003, Atrix Laboratories, Inc. issued a press release announcing its financial results for the quarter ended June 30, 2003. A copy of the press release is furnished as Exhibit 99.1 to this report. This Form 8-K and the attached exhibit are furnished to, but not filed with, the Securities and Exchange Commission.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ATRIX LABORATORIES, INC.

                                        By: /s/Brian G. Richmond
                                            -----------------------------------
                                            Brian G. Richmond
                                            Chief Financial Officer, Secretary
                                            and Treasurer

Date: July 30, 2003

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                                  EXHIBIT INDEX

EXHIBIT                  DESCRIPTION
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
   99.1        Press Release dated July 30, 2003